BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

STATE OF SOUTH CAROLINA
                                           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREENVILLE

     By a Special Warranty Deed (the "Deed") of even date with the date hereof, CONSOLIDATED CAPITAL PROPERTIES VI, a California limited partnership ("Seller") conveyed to The Vandenburg Organization, a Texas corporation d/b/a TVO Realty Partners ("Purchaser"), the real property (the "Real Property") described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with all improvements located thereon.

     As consideration for (a) the conveyance of the Real Property, (b) the conveyance of the personal property described herein, and (c) the assignments contained herein, Purchaser has paid the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the Seller.

     NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which are expressly acknowledged:

     1. The Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET-OVER and DELIVERED, and by these presents does hereby GRANT, CONVEY, SELL, TRANSFER, SET-OVER and DELIVER unto the Purchaser, all of Seller's right, title and interest in and to all items of tangible personal property located on or attached to the Real Property including, without limitation, all items of personal property described on Exhibit B hereto (all of the property described in this paragraph 1 is hereinafter referred to as the "Personal Property") (the Real Property and Personal Property sometimes collectively referred to herein as the "Property").

     2. The Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED and ASSIGNED and by these presents does GRANT, CONVEY, SELL, TRANSFER and ASSIGN unto the Purchaser all of the Seller's right, title and interest in and to the trade name "Celina Plaza Apartments".

     3. The Seller has ASSIGNED, TRANSFERRED and SET-OVER, and by these presents does ASSIGN, TRANSFER and SET-OVER unto the Purchaser (to the extent they are assignable) all of its right, title and interest in and to all service contracts, bonds, warranties and guaranties which relate to the Real Property or Personal Property and are listed on SCHEDULE 5.3(C) hereto.

     PURCHASER ACCEPTS THE PROPERTY DESCRIBED IN THIS DOCUMENT (THE "PROPERTY"), AND ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY TO PURCHASER IS MADE BY SELLER, ON AN "AS IS, WHERE IS, AND WITH ALL FAULTS" BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES THAT, EXCEPT FOR THE WARRANTY OF TITLE CONTAINED IN THE SPECIAL WARRANTY DEED DELIVERED TO PURCHASER CONTEMPORANEOUSLY HEREWITH, AND EXCEPT FOR SELLERS WARRANTIES AND REPRESENTATIONS CONTAINED IN THAT CERTAIN CONTRACT FOR SALE OF REAL ESTATE ENTERED INTO BETWEEN SELLER AND PURCHASER, SELLER MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE PROPERTY REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED DELIVERED TO PURCHASER), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY.

     Purchaser hereby assumes and agrees to perform from the effective date hereof forward all of the covenants and obligations contained in the contracts assigned hereunder which are to be performed by Seller and hereby indemnifies and agrees to defend Seller, its general partner and their respective affiliates and their and their affiliates' officers, directors, employees, agents and representatives, and agrees to hold Seller, its general partner and their respective affiliates and their and their affiliates' officers, directors, employees, agents and representatives, harmless from and against any and all liability, cost, claim, cause of action, fine, fee, lien, loss, damage or expense, including reasonable attorneys' fees and expenses, suffered or incurred by any of them as a result of any alleged failure of Purchaser to perform such covenants or obligations.

     This Blanket Conveyance, Bill of Sale and Assignment is binding and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     TO HAVE AND TO HOLD the Property unto Purchaser, its successors and assigns forever, and Seller does hereby bind itself, its successors and assigns, to forever WARRANT AND DEFEND the title to the Property unto Purchaser, its successors and assigns, against any person whomsoever lawfully claiming, or to claim the same or any part thereof, by, through or under Seller, but not otherwise.


     EXECUTED effective as of the 13th day of October,  1997.

                         SELLER:

                         CONSOLIDATED CAPITAL PROPERTIES VI, A CALIFORNIA LIMITED PARTNERSHIP

                         By:  CONCAP EQUITIES, INC.,  its general partner

                         By:   /s/ William H. Jarrard, Jr.
                         Name: William H. Jarrard, Jr.

                         Title:President


                         PURCHASER:

                         TVO CELINA PLAZA PARTNERS, L.P.

                         By: TVO Viscount, Inc.
                             Its General Partner

                         By:  /s/ David Vandenburg

                         Printed Name: David Vandenburg

                         Title: President